September 16, 1999


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Service Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Courtyard by Marriott Hotel, 10 Fortune Boulevard, Milford, Massachusetts on October 26, 1999, at 3:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of four directors, the approval of each of the Company's 1999 Stock Option Plan and 1999 Recognition and Retention Plan, and the ratification of Wolf & Company, P.C. as the Company's auditors for the fiscal year ending June 30, 2000. For the reasons set forth in the Proxy Statement, the Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/Eugene G. Stone

Eugene G. Stone
President and Chief Executive Officer

                              Service Bancorp, Inc.
                                 81 Main Street
                           Medway, Massachusetts 02053
                                 (508) 533-4343

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 26, 1999

     Notice is hereby given that the Annual Meeting of Service Bancorp, Inc. (the "Company") will be held at the Courtyard by Marriott Hotel, 10 Fortune Boulevard, Milford, Massachusetts, on October 26, 1999 at 3:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

          1.   election of four Directors to the Board of Directors;
          2.   the approval of the Company's 1999 Stock Option Plan;
          3.   the approval of the  Company's  1999  Recognition  and  Retention
               Plan;
          4. the ratification of the appointment of Wolf & Company, P.C. as auditors for the Company for the fiscal year ending June 30, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                    By Order of the Board of Directors

                                    /s/ Eugene G. Stone

                                    Eugene G. Stone
                                    President and Chief Executive Officer
September 16, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                              Service Bancorp, Inc.
                                 81 Main Street
                           Medway, Massachusetts 02053
                                 (508) 533-4343


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Service Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Courtyard by Marriott Hotel, 10
Fortune Boulevard, Milford, Massachusetts on October 26, 1999, at 3:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 21, 1999.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

          At the Annual Meeting, stockholders are being asked to consider and vote upon the election of four directors, the approval of each of the Company's 1999 Stock Option Plan and 1999 Recognition and Retention Plan, and the ratification of Wolf & Company, P.C. as the Company's auditors for the year ending June 30, 2000. The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                                  VOTE REQUIRED
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on August 31, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,690,330 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. Approval of each of the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan requires the affirmative vote of a majority of votes cast. The affirmative vote of a majority of the votes cast is required for approval of the proposal to ratify Wolf & Company, P.C.

as the Company's auditors for the fiscal year ending June 30, 2000. Abstentions and broker non-votes will not affect the vote on Proposals II, III and IV.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of August 31, 1999, the shares of Common Stock known by management of the Company to be beneficially owned by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
        Name and Address of                                of Beneficial                     of Common Stock
        Beneficial Owners(1)                                Ownership(2)                        Outstanding
        --------------------                               ----------------                  ------------------
Service Bancorp, MHC                                           907,694                             53.7%
81 Main Street
Summit, MA 02053

Service Bancorp, MHC                                           985,200                             58.3%
  and all Directors and Executive Officers
  as a Group (15 persons)
--------------------------------

*    Less than 1%.
(1) The business address of all named persons is 81 Main Street, Summit, Massachusetts 02053. Certain of the Company's executive officers and directors are also executive officers and trustees of Service Bancorp, MHC.
(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.


--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of 14 members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for three-year periods and until their respective successors shall have been elected and shall qualify. Four Directors will be elected at the Annual Meeting to serve for three-year periods and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors Eugene G. Stone, Richard Giusti, Thomas R. Howie and James W. Murphy.

         The table below sets forth certain information, as of August 31, 1999, regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                           Shares
                          Position(s) Held With                Director      Current    Beneficially     Percent of
         Name                  the Company           Age       Since(1)    Term Expires    Owned            Class
        ------            ---------------------     -----     ----------   ------------  -----------      ---------
                                                     NOMINEES

Eugene G. Stone          President, Chief Executive  64          1988          2000        6,540           *
                          Officer and Director
Richard Giusti                  Director             55          1991          1999        5,000           *
Thomas R. Howie                 Director             56          1988          1999        1,200           *
James W. Murphy          Director and Secretary      64          1979          1999        5,000           *

                                                OTHER BOARD MEMBERS


Kelly A. Verdolino              Director             39          1995          2000       10,000           *
Kenneth C.A. Isaacs             Director             46          1997          2000       10,000           *
Paul V. Kenney                  Director             36          1992          2000          500           *
Eugene R. Liscombe              Director             53          1991          2000       15,000           *
Robert A. Matson                Director             40          1997          2000          575           *
William L. Casey          Chairman of the Board      51          1995          2001          500           *
John G. Dugan                   Director             48          1990          2001        2,500           *
John Hasenjaeger                Director             56          1995          2001        2,500           *
Robert J. Heavey                Director             69          1981          2001        5,000           *
Lawrence E. Novick              Director             59          1992          2001       10,000           *

                                      EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Warren W. Chase, Jr.     Vice President              52          N/A            N/A        3,191           *
                          and Treasurer

__________
 *       Less than 1%
(1) Reflects initial appointment to the Board of Trustees of Summit Bank or its predecessors.

     The business experience for the past five years for each of the Company's directors and executive officers is as follows:

     Directors of the Company

     KELLY A. VERDOLINO has served as a director of the Bank since 1995 and a member of the Bank's Audit Committee since 1996. Ms. Verdolino also serves as Clerk of the Bank. Ms. Verdolino is an accountant and has served on several town committees in Medway, Massachusetts.

     WILLIAM L. CASEY has served as a director of the Bank since 1995 and, since 1997, has served as Chairman of the Board of Trustees of Service Bancorp, MHC, the Company's parent mutual holding company (the "Mutual Holding Company"). He is the Corporate Manager of Credit and Sales Accounting at Analog Devices, Inc., Norwood, Massachusetts, an integrated circuit manufacturer. Mr. Casey serves on several town and community boards in Millis, Massachusetts.

     JOHN G. DUGAN has served as a director of the Bank since 1990. Mr. Dugan also serves on the Audit Committee of the Mutual Holding Company. He is an attorney in the law firm of Dugan & Cannon of Medfield,

     Massachusetts, and serves as town moderator for the town of Millis. Mr. Dugan participates in a number of civic and charitable organizations.

     RICHARD GIUSTI has served as a director of the Bank since 1991. Mr. Giusti continues to serve as a trustee of the Mutual Holding Company and a director of the Bank. He is Manager of Administration & Finance of the Metropolitan Machine Co., Inc., a machine company. Mr. Giusti is involved in various civic activities as well.

     JOHN HASENJAEGER has served as a director of the Bank since 1995. He is owner of a real estate firm and also is a professor of management at Boston College School of Management.

     ROBERT J. HEAVEY has served as a director of the Bank since 1981 and served as Chairman of the Board of Trustees of the Bank from 1991 to 1994. Mr. Heavey is President and Treasurer of RJ Heavey Co., Inc., a plumbing company in Walpole, Massachusetts. He also serves several civic and charitable organizations.

     THOMAS R. HOWIE has served as a director of the Bank since 1988 and served on the Bank's Board of Investment from 1990 to 1994 and on its Audit Committee since 1995. He is Vice President of Howie Oil Company, Inc., a heating oil distributor in Millis, Massachusetts. He is involved in various charitable and civic organizations.

     KENNETH C.A. ISAACS has served as a director of the Bank since 1997. Mr. Isaacs is a private trustee with extensive real estate experience.

     PAUL V. KENNEY has served as a director of the Bank since 1992. He is a member of the law firm Kenney and Maciolek of Medway, Massachusetts. He also serves several civic organizations.

     EUGENE R. LISCOMBE has served as a director of the Bank since 1991 and served on its Board of Investment from 1991 to 1996. Mr. Liscombe also was Chairman of the Board of Trustees of the Bank from 1994 to 1996. Mr. Liscombe is a self-employed certified public accountant and is active in several civic and charitable organizations.

     ROBERT A. MATSON has served as a director of the Bank since 1997. Mr. Matson is self-employed as a chartered financial consultant and chartered life underwriter. He is involved in civic and charitable organizations.

     JAMES W. MURPHY has served as a director of the Bank since 1979 and served as Clerk of the Bank since 1992. Mr. Murphy is an insurance broker for D.L. Murphy Insurance of Millis, Massachusetts.

     LAWRENCE E. NOVICK has served as a director of the Bank since 1992, where he also served on the Board of Investment (since 1996) and on the Audit Committee (from 1993 to 1996). He is a self-employed tax and financial services advisor in Holliston, Massachusetts. Mr. Novick is involved in many trade organizations and holds positions in civic and charitable organizations.

     EUGENE G. STONE has served as a director of the Bank since 1988. He has been President and Chief Executive Officer of the Bank since 1988, Chairman of the Bank since 1997 and President and Chief Executive Officer of the Company since its organization in 1998. Mr. Stone serves on the boards of several civic and charitable organizations.

     Executive Officer of the Company Who is Not a Director

     WARREN W. CHASE, JR. served as Vice President and Treasurer of the Bank since 1995 and was named Senior Vice President and Treasurer of the Bank in 1999. Mr. Chase has served as Vice President and Treasurer of the Company since its organization in 1998. Prior to joining the Bank, Mr. Chase, a certified public accountant, worked for 17 years for Sterling Bank, Waltham, Massachusetts as Controller and Vice President of Financial Planning. His principal areas of responsibility for the Bank include financial reporting, financial planning and liquidity management.

Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 1999, the Board of Directors held four meetings. During the fiscal year ended June 30, 1999, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

     The Audit Committee consists of Directors Casey, Dugan and Liscombe. The Audit Committee met five times during the fiscal year ended June 30, 1999.

     The Nominating Committee consists of the entire Board of Directors. The Nominating Committee met once during the fiscal year ended June 30, 1999.

     The Executive Committee consists of Directors Casey, Guisti, Isaacs, Novick, Matson, Stone and Verdolino. The Executive Committee reviews the performance of the President and Chief Executive Officer. The Executive Committee met once during the fiscal year ended June 30, 1999.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. No officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 1999.

Compensation of Directors

     Directors of the Bank receive fees of $375 for each meeting attended. Non-employee Directors of the Company and non-employee Trustees of the Mutual Holding Company are paid an annual retainer of $1,000 for their service on each of these Boards, for a total retainer of $2,000. Members of committees of the Board are paid a fee of $50, except for the Clerk of the Board who receives $75.

Executive Compensation

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the year ended June 30, 1999, 1998 and 1997 to the Chief Executive Officer of the Company. No other executive officers of the Company received total annual compensation in excess of $100,000 during any of the periods presented.

================================================================================================================================
                                                                             Long-Term Compensation
                                       Annual Compensation (1)                     Awards              Payout
--------------------------------------------------------------------------------------------------------------------------------
                         Fiscal
                          years                                            Restricted                              All other
 Name and Principal       ended      Salary      Bonus      Other Annual     Stock                       LTIP    compensation(1)
      Position          June 30,      ($)        ($)      Compensation(1)    Award(s)   Options/SARs   Payouts
=====================  ========== ========== =========== ================ ========== ==============  ==========  =============
Eugene G. Stone           1999      146,933      30,000        --           --          --             --          --
President and Chief       1998      128,350      27,500        --           --          --             --          --
Executive Officer         1997      115,544         300        --           --          --             --          --
=====================  ==========  ========= =========== ================ ========== ==============  ==========  =============

(1) The Bank also provides certain members of senior management with the use of an automobile, club membership dues and certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for Mr. Stone.

         Supplemental Executive Retirement Plan. In January 1992 the Bank entered into an agreement with Eugene G. Stone, the Bank's President and Chief Executive Officer, which established a nonqualified supplemental executive retirement program ("SERP") for Mr. Stone. The SERP provides for an annual benefit of $35,375 following Mr. Stone's termination of service due to retirement on or after age 65. The annual benefit is adjusted and reduced accordingly for payment following Mr. Stone's death, disability or termination of service prior to normal retirement or upon early retirement. Benefits are payable monthly to Mr. Stone or, in the case of his death, to his beneficiary, over a period of 15 years, unless an optional form of payment available under the Bank's pension plan is elected. Payment of benefits commence upon death, early or normal retirement. In the event of disability, payment of benefits commence the later of age 65 or the termination of other disability benefits. If Mr. Stone's employment is terminated for reasons other than death, disability, or retirement, benefit payments begin at age 65. Benefits under the SERP are forfeited if Mr. Stone's service is terminated for cause. The Bank has established a rabbi trust and has made contributions to the trust sufficient to fully satisfy its benefit obligation under the SERP; however, for tax and ERISA purposes, the SERP is considered an unfunded plan.

         Deferred Compensation Plan. In November 1991 the Bank adopted a deferred compensation plan ("DCP") for the benefit of directors who serve the Bank in an employment capacity. The DCP provides each director with the opportunity to defer up to 100% of his or her salary or fees into the DCP. In the event of a director's termination of employment, amounts credited to his account under the DCP will be paid to him in the form of lump sum or monthly, quarterly, semi-annual or annual cash installments in the discretion of the Bank beginning not later than 30 days following the last day of the month of termination, or within a reasonable period of time. In the event of death, amounts under the DCP will be paid to the director's designated beneficiaries. Benefits under the DCP are forfeited if the director is terminated for cause. The DCP is an unfunded plan for tax purposes and for purposes of ERISA. All obligations arising under the DCP are payable from the general assets of the Bank.

Employment Agreements

         Employment Agreements. The Bank has entered into an employment agreement with President and Chief Executive Officer Eugene G. Stone. The agreement has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Stone (as defined in the agreement) is $155,000. The Base Salary may be increased but not decreased.

In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon
(i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the Base Salary and the highest bonus paid during any of the last three years. Mr. Stone would receive an aggregate of $550,000 pursuant to his employment agreement upon a change in control of the Bank or the Company, based upon his current level of compensation. The Bank would also continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive would include an "excess parachute payment" as defined by the Internal Revenue Code of 1986, as amended (the "Code"), Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

         Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

Compensation of Officers and Directors through Benefit Plans

         The Bank's current tax-qualified employee pension benefit plans consist of a defined benefit pension plan and a profit sharing plan with a salary deferral feature under section 401(k) of the Code, as described below.

         Defined Benefit Pension Plan. The Bank maintains the Savings Banks Employees Retirement Association Pension Plan, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65, the plan is designed to provide a single life annuity. For a married participant, the normal form of benefit is a qualified joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 100% of that paid during the participant's lifetime. The joint and survivor annuity will be actuarially equivalent to the single life annuity. The retirement benefit provided is an amount equal to 1.25% of a participant's average compensation for each year of service (up to a maximum of 25 years) plus .6% of such average compensation in excess of covered compensation (as defined in the Retirement
Plan) for each year of service (up to a maximum of 25 years). Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at age 62, at or after age 55 and the completion of ten years of service with the Bank, or at age 50 and the completion of 15 years of service. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of three years is eligible to receive his or her accrued benefit commencing, generally, as soon as administratively possible, following termination. Benefits under the Retirement Plan are payable in various annuity forms as well as in the form of a lump sum payment. As of March 31, 1999, the most recent date for which information is available, the market value of the Retirement Plan assets equaled $376.1 million.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1999, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below.

     Final             Years of service and benefit payable at retirement
    average            --------------------------------------------------
    compensation                                                25 years
                          10            15            20        and after (2)
 ------------          --------      --------      --------     -------------

  $  50,000          $   6,250    $   9,375     $  12,500     $  15,625
    100,000             16,742       25,113        33,484        41,854
    150,000             25,992       38,988        51,984        64,979
    160,000 (1)         27,842       41,763        55,684        69,604
-------------------
(1) Under present law, a retirement benefit cannot be funded based on compensation in excess of $160,000. Prior to 1994, retirement benefits could be funded based on compensation of up to $235,840. If a participant had accrued a larger retirement benefit based on the law before 1994, the participant would be entitled to the larger benefit.
(2) Benefits under the Retirement Plan are calculated based on a participant's average compensation for each year of service, up to 25 years. Benefits do not increase due to years of service in excess of 25.

     At December 31, 1998, Mr. Stone had approximately 10 years of credited service (i.e., benefit service) under the Retirement Plan.

     401(k) Plan. The Bank maintains the Savings Banks Employees Retirement Association 401(k) Plan which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the "401(k) Plan"). All employees who have attained age 21 and have completed one year of service during which they worked at least 1,000 hours are eligible to participate.

     Under the 401(k) Plan, participants are permitted to make salary reduction contributions equal to the lesser of 15% of compensation or $10,000 (as indexed annually). For these purposes, "compensation" includes wages reported on federal income tax form W-2 and includes any amount contributed by salary reduction to a cafeteria plan or 401(k) plan, but does not include compensation in excess of the Code Section 401(a)(17) limits (i.e., $160,000 for plan years beginning in
1997). The Bank will match 50% of the participant's salary reduction contributions to the 401(k) Plan (up to 6% of the participant's compensation). All employee contributions, matching contributions and earnings thereon are fully and immediately vested. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. A participant may also borrow money from their account, which loan may not exceed the lesser of $50,000 or 50% of the participant's total account balance. The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options.

     Plan benefits will be paid to each participant in the form of a life annuity (or joint and survivor annuity if married) upon retirement or death unless an alternate form of distribution (lump sum, life annuity or equal payments over a fixed period) is selected. If a participant terminates employment prior to retirement, his vested benefit will be held by the 401(k) Plan until the participant elects to receive his benefit from the 401(k) Plan. Normal retirement age under the 401(k) Plan is age 65. Early retirement age is 59 1/2.

Transactions with Certain Related Persons

     The Bank offers to directors, officers, and employees real estate mortgage loans secured by their principal residence. All loans to the Bank's directors, officers and employees are made on the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions, and do not involve more than normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL II -APPROVAL OF THE SERVICE BANCORP, INC.
                             1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

     The Board of Directors of the Company intends to adopt the 1999 Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, 80,494 shares of the Company's Common Stock will be reserved for issuance pursuant to the exercise of options to be granted thereunder. Shares reserved for issuance under the Stock Option Plan may be obtained through open market purchases or issued from authorized-but-unissued shares. To the extent the Company issues shares under the Stock Option Plan from authorized-but-unissued shares, the voting interests of current stockholders will be diluted.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

     The committee has full and exclusive power within the limitations set forth in the Stock Option Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Stock Option Plan's purposes; and interpreting and otherwise construing the Stock Option Plan.

     Stock options granted under the Stock Option Plan may be either "incentive stock options" as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such ("non-qualified stock options"). The term of an incentive stock option will not exceed ten years from the date of grant.

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Company as treasury shares. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the Participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan will be administered by a committee of the Board (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board. The members of the Committee shall be appointed by the Board. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate. The Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest and become exercisable. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company. The Committee may extend or accelerate the time period for the exercise of an option.

Stock Options

     All stock options will be exercisable in such installments as the Committee shall determine. If an individual to whom an incentive stock option or right was granted ceases to maintain continuous service for any reason (excluding normal retirement, death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may, but only for a three month period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such option or right was exercisable at the date of cessation of service. If an individual to whom a non-statutory stock option was granted ceases to maintain continuous service for any reason (excluding normal retirement, death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may, but only for a one year period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such individual was entitled to exercise such option or right at the date of cessation of service. If an individual to whom an incentive stock option, non-statutory stock option or right was granted ceases to maintain continuous service by reason of normal retirement, death or disability, or following a change in control, then, unless the Committee provides otherwise in the instrument evidencing the grant, all options and rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain exercisable for a one year period.

     In the event of an individual's termination of employment or service as a result of death, disability, or normal retirement, the Committee may, upon request by the option holder, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of termination of employment or service exceeds the exercise price, multiplied by the number of shares with respect to which such option is properly exercised. If the continuous service of an individual to whom an option or right was granted by the Company is terminated for cause, all rights under such option or right shall expire immediately upon the effective date of such termination.

     The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the market value of the shares on the date of grant. The exercise price may be paid in cash, shares of Common Stock, or through a "cashless exercise".

Limited Stock Appreciation Rights

     The Committee may grant Limited Rights at the same time as the grant of any option to any employee. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

Dividend Equivalent Rights

     Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common

Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

Reload Options

     Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the number of shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which the additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the stock at the time of the new option grant. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Effect of Adjustments

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Right has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Right to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Right over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Right has been exercised.

Amendment and Termination

     The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted.

Federal Income Tax Consequences

     An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company for income tax purposes as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

     In the case of the exercise of a non-statutory stock option, an optionee will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the optionee will recognize the ordinary income in the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes, subject to the limitations imposed by Code Section 162(m).

     The exercise of Limited Rights will result in the recognition of compensation income by employees and self- employment income by outside directors on the date of exercise in an amount of cash and/or fair market value on that date of the shares acquired pursuant to the exercise. Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient. The Company will be allowed a deduction at the time, and in the amount of, any compensation or self-employment income recognized by the employee or outside director, respectively, under the circumstances described above, provided that the Company meets its federal withholding obligations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL III--APPROVAL OF THE SERVICE BANCORP, INC.
                       1999 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------

General

     The Board of Directors intends to adopt a Recognition and Retention Plan (the "RRP") as a method of recognizing prior service and providing executive officers and directors with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. Pursuant to the RRP, restricted stock awards covering 40,247 shares will be reserved for issuance under the RRP.

     Attached as Appendix B to this Proxy Statement is the complete text of the RRP. The principal features of the RRP are summarized below.

Principal Features of the RRP

     The RRP provides for the award of shares of Common Stock ("RRP Shares"), subject to the restrictions described below. Each award under the RRP will be made on terms and conditions, consistent with the RRP, as determined by the RRP committee.

     The RRP will be administered by a committee of the Board consisting of either (i) at least two "non-employee directors" or (ii) the entire Board (the "RRP Committee"). The members of the RRP Committee shall be appointed by the Board. The RRP Committee will select the recipients and terms of awards pursuant to the RRP, and may determine to accelerate the vesting period of an award. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the RRP Committee to participate in the RRP. In determining to whom and in what amount to grant awards, the RRP Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. As of June 30, 1999, there were 13 non-employee directors eligible to participate in the RRP.

     The RRP provides that RRP Shares used to fund awards under such plan may be either authorized but unissued shares or issued shares reacquired by the Company in the open market and held as treasury shares. To the extent that the Company utilizes authorized but unissued shares to fund the RRP, the voting interests of current stockholders will be diluted.

     RRP Shares to be awarded in 1999 to directors, officers and employees will vest in such installments as the RRP Committee shall determine. RRP Shares are subject to forfeiture if the recipient fails to remain in continuous service (as defined in the RRP) as an employee, officer or director of the Company or the Bank for the stipulated period (the "restricted period").

     In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of normal retirement, death or disability, or following a change in control, RRP Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested RRP shares, a recipient will have the right to vote the nonvested RRP Shares which have been awarded to the recipient and will receive any dividends declared on such RRP Shares.

Effect of Adjustments

     Restricted stock awarded under the RRP will be adjusted by the RRP Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences

     Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for income tax purposes by the Company.

Amendment to the RRP

     The Board of Directors may at any time amend, suspend or terminate the RRP or any portion thereof, provided however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award theretofore made pursuant to the RRP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1999 RECOGNITION AND RETENTION PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C., for the Company's fiscal year ending June 30, 2000. A representative of Wolf & Company, P.C., is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Wolf & Company, P.C. as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Wolf & Company, P.C. as auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 81 Main Street, Medway, Massachusetts 02053, no later than May 22, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO WARREN W. CHASE, JR., SENIOR VICE PRESIDENT, 81 MAIN STREET, MEDWAY, MASSACHUSETTS 02053 OR CALL (508) 533-4343.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        \s\ Eugene G. Stone

                                        Eugene G. Stone
                                        President and Chief Executive Officer
Medway, Massachusetts
September 16, 1999

                              SERVICE BANCORP, INC.

                             1999 STOCK OPTION PLAN

1.       Purpose

     The purpose of the Service Bancorp, Inc. 1999 Stock Option Plan (the "Plan") is to advance the interests of Service Bancorp, Inc. (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Summit Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

     "Bank" means Summit Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "BHCA"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such a conversion.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

     "Company" means Service Bancorp, Inc. or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

     "Non-Statutory  Stock Option"  means an Option  granted by the Committee to
(i) an Outside Director or (ii) any other  Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

     "Offering" means the October 7, 1998 subscription offering of the Common Stock of the Company.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Option" means an Award granted under Section 7 or Section 8.

     "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

     "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

     "Right" means a Limited Right or a Dividend Equivalent Right.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a) be approved by the Company's full Board or by the Committee;

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights; and (e) Reload Options.

5.       Stock Subject to the Plan

     Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 80,494 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       Eligibility

     Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.       Non-Statutory Stock Options

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 40,250.

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

     (c) Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Key Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. No Options shall become vested by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall immediately vest.

     (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) Term of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. The Committee may, in its sole discretion, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

     (g) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than, Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to Normal Retirement, death or Disability, or coincident with or following a Change in Control all
Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (h)   Transferability.   In  the  discretion  of  the  Board,  all  or  any
Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.       Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

     (c) Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Incentive Stock Options awarded to Key Employees shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. Notwithstanding any other provisions of this plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall immediately vest.

     (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 8 to the extent permitted).

     (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 40,250. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this
Section 8(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Normal Retirement, death, Disability, a Change in Control, or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

     Upon termination of a Key Employee's employment due to Normal Retirement, death, Disability, or following a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

     (i) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.       Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interests accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.      Dividend Equivalent Rights

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

     (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.      Reload Option

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.      Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.      Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Bank written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Bank.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.      Rights of a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.      Agreement with Participants

     Each Award of Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.      Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.      Dilution and Other Adjustments

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.      Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.      Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.      Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.      Effective Date of Plan

     The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

22.      Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.      Applicable Law

     The Plan will be administered in accordance with the laws of the Commonwealth of Massachusetts.

                              SERVICE BANCORP, INC.

                       1999 RECOGNITION AND RETENTION PLAN

1.       Establishment of the Plan

     Service Bancorp, Inc. (the "Company") hereby establishes the Service Bancorp, Inc. 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose of the Plan

     The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Summit Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means Summit Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "BHCA"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding, the foregoing, a "Change in Control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

     "Company" means Service Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

     "Offering" means the subscription and community offering of the Common Stock of the Company.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

     (a) Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

     (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

     (i) be approved by the Company's full Board or by the Committee;

     (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (iii)result in the acquisition of common stock that is held by the Recipient for a period of six months following the date of such acquisition.

     (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

     (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

     (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Articles of Organization and
Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 40,247.

     In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

     (c) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     (d) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     (a) General Rules. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Restricted Stock shall be earned by a Recipient at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned on the first anniversary of the Date of Grant and succeeding installments being earned on the following anniversaries, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

     (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     (c) Exception for Termination Due to Death, Disability, Normal Retirement or Following a Change in Control. Notwithstanding the general rule contained in
Section 6(a), Restricted Stock awarded to a Recipient whose employment with of the Company or an Affiliate or service on the Board terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

     (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

     "The   transferability   of  this  certificate  and  the  shares  of  stock
     represented hereby are subject to the terms and conditions (including forfeiture) contained in the Service Bancorp, Inc. Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Service Bancorp, Inc. 81 Main Street, Medway, Massachusetts 02053."

     (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted

Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(b) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(c) and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6(a).

7.       Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.       Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the

Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

     The  Plan  shall  be   governed  by  the  laws  of  the   Commonwealth   of
Massachusetts.

14.      Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                                 REVOCABLE PROXY

                              SERVICE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 1999

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Courtyard by Marriott Hotel, 10 Fortune Boulevard, Milford, Massachusetts, on October 26, 1999, at 3:00 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                      VOTE
                                                         FOR        WITHHELD
                                                    (except as
                                                    marked to the
                                                   contrary below)



1. The election as Directors of all nominees           [_]            [_]
   listed below each to serve for a three-year term:

                    Eugene G. Stone
                    Richard Giusti
                    Thomas R. Howie
                    James W. Murphy

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------

------------------------------


                                                      FOR   AGAINST   ABSTAIN
2. The ratification of Wolf & Company, P.C.
   as the Company's independent auditor for            [_]     [_]      [_]
   the fiscal year ended June 30, 2000.


The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 16, 1999, and audited financial statements.


Dated: _________________________            ---  Check Box if You Plan
                                            ---  to Attend Annual Meeting


-------------------------------             -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------             -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


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                 PLEASE COMPLETE AND DATE THIS PROXY AND RETURN
                           IT PROMPTLY IN THE ENCLOSED
                            POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------